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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                          ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-21696                 22-3106987
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On November 2, 2005, ARIAD Pharmaceuticals, Inc. announced its consolidated financial results for the three and nine months ended September 30, 2005. A copy of the press release is being furnished pursuant to this Item 2.02 as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 8.01  Other Events.

In its press release dated November 2, 2005, ARIAD Pharmaceuticals, Inc. provided an update on additions to the senior management team and on progress regarding the clinical development of its lead product candidate in the second, third and fourth paragraphs of the press release and under the headings "Upcoming Scientific Meetings" and "Upcoming Investor Meetings." The Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01  Financial Statements and Exhibits.

      (c)

           Exhibit
           Number            Description
           ------            -----------

           99.1              Press release dated November 2, 2005.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Item
2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARIAD Pharmaceuticals, Inc.



                                         By:   /s/ Edward M. Fitzgerald
                                            ---------------------------------
                                               Edward M. Fitzgerald
                                               Senior Vice President,
                                               Finance and Corporate Operations,
                                               Chief Financial Officer


Date:    November 2, 2005


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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated November 2, 2005.


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